SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT




Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)              October 18, 2000



                                 OSTEOTECH, INC.
             (Exact name of registrant as specified in its charter)



          Delaware                     0-19278                  13-3357370
(State or other jurisdiction   (Commission file Number)            (IRS
       of incorporation)                                     Identification No.)



        51 James Way, Eatontown, New Jersey                     07724
      (Address of principal executive offices)               (Zip Code)



Registrant's telephone number, including area code        (732) 542-2800




--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

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Item 5. Other Events


On October 18, 2000, Osteotech, Inc. announced that in response to earlier letters from Osteotech informing the Musculoskeletal Transplant Foundation ("MTF") that products made by MTF pursuant to the patent issued to MTF in February, 2000 may infringe on the claims of two Osteotech Grafton(R) Demineralized Bone Matrix (DBM) patents; U.S. Patent No. 5,284,655 and U.S. Patent No. 5,290,558, issued in February and March 1994, respectively, MTF had filed a lawsuit in the United States District Court for the District of New Jersey asking the court to rule that MTF does not infringe the claims of the Osteotech patents. The suit also requests the court to declare the Osteotech patents invalid and unenforceable. Osteotech believes that this lawsuit is without merit and intends to vigorously defend itself.

On September 11, 2000, Osteotech and MTF entered into a new five year agreement in which MTF agreed it will continue to have donor tissue it recovers processed by Osteotech and also will continue to use its best efforts to provide sufficient donor tissue for the processing of Grafton(R) DBM and certain bio-implant products. MTF indicated in a press release that it will continue to supply Osteotech with human tissue in accordance with their agreement.

Certain statements made herein contain forward-looking statements (as such are defined in the Private Securities Litigation Reform Act of 1995) regarding the Company's future plans, objectives and expected performance. Any such forward-looking statements are based on assumptions that the Company believes are reasonable, but are subject to a wide-range of risks and uncertainties and, therefore, there can be no assurance that actual results may not differ materially from those expressed or implied by such forward-looking statements. Factors that could cause actual results to differ materially include, but are not limited to, differences in anticipated and actual product and service introduction dates, the ultimate success of those products in the market place, the continued acceptance and growth of current products and services, the impact of competitive products and services and the success of cost control and margin improvement efforts which factors are detailed from time to time in the Company's periodic reports (including the Annual Report on Form 10-K for the year ended December 31, 1999 and the Form 10-Q for each of the first two quarters of 2000 filed with the Securities and Exchange Commission).

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)  Exhibits.

Exhibit No.                          Description
-----------                          -----------
     99.1                            Press Release dated October 24, 2000.

Item 9. Regulation FD Disclosure

The press release attached as Exhibit 99.1 hereto is furnished pursuant to Regulation FD; it is not filed.





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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  October 25, 2000

                                                    OSTEOTECH, INC.
                                         -------------------------------------
                                                     (Registrant)


                                         By:   /s/ Michael J. Jeffries
                                             -----------------------------------
                                               MICHAEL J. JEFFRIES
                                               Executive Vice President,
                                               Chief Financial Officer
                                               (Principal Financial Officer
                                               and Principal Accounting Officer)